GOLDMAN SACHS ETF TRUST

Goldman Sachs Access Emerging Markets Local Currency Bond ETF

(the “Fund”)

Supplement dated December 28, 2018 to the

Prospectus and Statement of Additional Information (“SAI”),

each dated December 28, 2018

The above-listed Fund is not yet in operation and thus is not currently offered by the Goldman Sachs ETF Trust.

This Supplement should be retained with your Prospectus and SAI for future reference.

GEMBETF485BSTK 12-18